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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Schedule 13G (including amendments thereto) with regard to the common stock of Trans-Industries, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of January 30, 2004.

                        AVOCET CAPITAL MANAGEMENT, L.P.

                        By: Blackpool Enterprises, LLC, its general partner
                        By: Raymond S. Ingelby, its manager

                        By: /s/ James L. Boucherat
                            ----------------------------------------------------
                            James L. Boucherat
                            Attorney-in-Fact for Raymond S. Ingelby


                        AVOCET INVESTMENT PARTNERS, L.P.

                        By: Avocet Capital Management, L.P., its general partner
                        By: Blackpool Enterprises, LLC, its general partner
                        By: Raymond S. Ingelby, its manager

                        By: /s/ James L. Boucherat
                            ----------------------------------------------------
                            James L. Boucherat
                            Attorney-in-Fact for Raymond S. Ingelby


                        BLACKPOOL ENTERPRISES, LLC

                        By: Raymond S. Ingelby, its manager

                        By: /s/ James L. Boucherat
                            ----------------------------------------------------
                            James L. Boucherat
                            Attorney-in-Fact for Raymond S. Ingelby


                        RAYMOND S. INGELBY

                        By: /s/ James L. Boucherat
                            ----------------------------------------------------
                            James L. Boucherat
                            Attorney-in-Fact for Raymond S. Ingelby